UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

ION ACQUISITION CORP 2 LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-252440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Medinat Hayehudim Street

Herzliya 4676672, Israel

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +972 (9) 970-3620

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-eighth of one redeemable warrant	IACB.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	IACB	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IACB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements.

Merger Agreement

On June 24, 2021, ION Acquisition Corp 2 Ltd., a Cayman Islands exempted company (“ION”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Inspire Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned subsidiary of ION (“Merger Sub 1”), Inspire Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of ION (“Merger Sub 2” and, together with Merger Sub 1, the “Merger Subs”), and Innovid, Inc., a Delaware corporation (“Innovid”).

Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, ION will migrate to and domesticate as a Delaware corporation (the “Domestication”) prior to the consummation of the Mergers (as defined below) (the “Closing”), and Merger Sub 1 will merge with and into Innovid (the “First Merger” and, the effective time of such First Merger, the “First Effective Time”), with Innovid continuing as the surviving company of the First Merger (the “Surviving Corporation”). The Surviving Corporation will then merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”; the effective time of such Second Merger, the “Second Effective Time”), with Merger Sub 2 continuing as the surviving entity of the Second Merger (the “Surviving Entity”), and ION will change its name to “Innovid Corp.” (the “Company”). As a result of the Merger and the other transactions contemplated by the Merger Agreement (the “Transactions” or the “Business Combination”), the Surviving Entity will remain a direct, wholly-owned subsidiary of the Company. The Merger Agreement and the Transactions have been approved by the board of directors of each of ION and Innovid.

Pursuant to the Merger Agreement, immediately prior to the Domestication, each issued and outstanding Class B ordinary share, par value $0.0001 per share, of ION (“ION Class B Shares”) will be automatically converted, on a one-for-one basis, into one (1) Class A ordinary share, par value $0.0001 per share, of ION (“ION Class A Shares”) in accordance with the terms of ION’s organizational documents. Immediately following such conversion, upon the Domestication, (i) each then issued and outstanding ION Class A Share will automatically be converted, on a one-for-one basis, into a share of common stock of ION (after the Domestication) (“ION Domesticated Common Stock”), (ii) each issued and outstanding warrant to purchase one (1) ION Class A Share at a price of $11.50 per share (“ION Warrants”) will automatically be converted into one corresponding warrant to acquire one (1) share of ION Domesticated Common Stock (“ION Domesticated Warrant”) and (iii) each then issued and outstanding unit representing one (1) ION Class A Share and one-eighth (1/8) of an ION Warrant will be automatically converted into one (1) unit of ION (after the Domestication) representing one (1) ION Domesticated Common Stock and one-eighth (1/8) of an ION Domesticated Warrant. No fractional Ion Domesticated Warrants will be issued in connection with such conversion such that if a holder of such units would be entitled to receive a fractional Domesticated Acquiror Warrant, the number of Domesticated Acquiror Warrants to be issued to such holder upon such conversion will be rounded down to the nearest whole number of Domesticated Acquiror Warrants.

The Transactions are targeted to be consummated in the fourth quarter of 2021, after receipt of the required approval by the shareholders of ION (the “ION Shareholder Approval”)the required approval by the stockholders of Innovid (the “Innovid Stockholder Approval”) and the fulfillment of certain other terms and conditions set forth in the Merger Agreement.

Representations and Warranties

The Merger Agreement contains representations and warranties of Innovid and its subsidiaries relating to, among other things, proper organization and qualification; subsidiaries; capitalization; due authorization, performance and enforceability against Innovid of the Merger Agreement and the requisite shareholder approval; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits, approvals and orders; financial statements; absence of undisclosed liabilities; absence of certain changes; litigation and proceedings; company benefit plans; labor matters; real and tangible property; tax matters; environmental matters; broker’s fees; intellectual property and informational technology security; privacy and data security; material contracts; broker’s fees; insurance; related party transactions; TID U.S. Business status; international trade and anti-corruption; top customers and top suppliers; and government loans.

The Merger Agreement contains representations and warranties of ION and its subsidiaries, including each of the Merger Subs, relating to, among other things, proper organization and qualification; capitalization; due authorization; performance and enforceability against ION of the Merger Agreement; absence of conflicts; required consents and filings; compliance with laws and possession of requisite governmental permits, approvals and orders; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; litigation and proceedings; business activities; New York Stock Exchange (“NYSE”) listing; absence of undisclosed liabilities; trust account; tax matters; board approval and the requisite shareholder approval; related party transactions; absence of certain changes; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; broker’s fees and the PIPE Investment (as defined below).

Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Transactions and for Innovid to conduct its business in the ordinary course through the Closing subject to certain restrictions, including to prevent leakage. The Merger Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for ION and Innovid to cooperate in the preparation of the Registration Statement on Form S-4 required to be prepared in connection with the Merger (the “Registration Statement”), (ii) covenants requiring ION to duly call and give notice of, convene and hold a meeting of its shareholders, as promptly as reasonably practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act” and, such effective date, the “Registration Statement Effective Date”), and in any event, within thirty (30) Business Days after the Registration Statement Effective Date, (iii) covenants requiring the board of directors of ION to recommend to the shareholders of ION the adoption and approval of the ION transaction proposals contemplated by the Merger Agreement; (iv) covenants requiring the board of directors of the Company to recommend to the shareholders of the Company the adoption and approval of the ION transaction proposals contemplated by the Merger Agreement; and (v) covenants prohibiting ION and Innovid from, among other things, directly or indirectly, soliciting, initiating, entering into or continuing discussions, negotiations or transactions with, or encouraging or responding to any inquiries or proposals by, or providing any information to, any person concerning, any alternative business combination. The board of directors of ION would be entitled to change its recommendation to ION’s shareholders under certain circumstances unrelated to an alternative business combination, including after compliance with certain procedural requirements.

The Merger Agreement also includes certain covenants in respect of director and officer indemnification coverage, including obtaining “tail” directors’ and officers’ liability insurance policies in respect of acts or omissions of current and former directors, officers, and employees of ION, the Company, and each of their respective subsidiaries occurring prior to the First Effective Time.

Conditions to Closing

In addition, the consummation of the Transactions is conditioned upon the satisfaction of certain customary closing conditions, including among other things:

●	the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

●	receipt of the Innovid Stockholder Approval and the ION Shareholder Approval;

●	ION having at least $5,000,001 of net tangible assets immediately after the First Effective Time;

●	the absence of any provision of any applicable legal requirement and any temporary, preliminary or permanent restraining order prohibiting, enjoining or making illegal the consummation of the Transactions;

●	the approval for listing on the NYSE of ION Domesticated Common Stock to be issued in connection with the Closing, subject only to official notice of issuance thereof; and

●	effectiveness of the Registration Statement in accordance with the provisions of the Securities Act, the absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement, and the absence of any proceeding seeking such a stop order having been threatened or initiated by the SEC which remains pending.

The obligation of Innovid to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of ION (subject to certain materiality standards set forth in the Merger Agreement);

●	material compliance by ION with its pre-closing covenants and agreements;

●	delivery of an executed Investor Rights Agreement;

●	the freely usable cash contained in ION’s trust account (after giving effect to ION shareholder redemptions and the payment of deferred underwriting commissions and taxes), together with the aggregate amount of proceeds from the PIPE Investment (as defined below) funded and remaining with ION (“Available Closing Cash”) equaling or exceeding $250,000,000 (“Minimum Cash Condition”);

●	delivery to Innovid of written resignations of certain officers and directors of ION; and

●	consummation of the Domestication in accordance with the Merger Agreement.

The obligations of ION and the Merger Subs to consummate the Transactions are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of Innovid (subject to certain materiality standards set forth in the Merger Agreement);

●	material compliance by Innovid with its pre-closing covenants and agreements; and

●	the absence of any change, event, state of facts, development or occurrence since the date of the Merger Agreement that, individually or in the aggregate, has or would reasonably be expected to have a material adverse effect on the business, assets, financial conditions, or results of operations of Innovid (subject to certain customary exceptions).

Governance

After the consummation of the Transactions, (i) the current officers of Innovid will remain officers of the Company, (ii) the board of directors of Innovid will be a three (3) tiered classified board divided into three classes, designated as Class I, II and III, and (iii) one (1) person designated by ION will be elected and appointed as a director of Class II of the board of directors of the Company (which class will not be subject to re-election until the second annual meeting of the stockholders of the Company following the consummation of the Transactions).

Termination

The Merger Agreement may be terminated:

●	by mutual written consent of ION and Innovid;

●	by either ION or Innovid, if the First Effective Time has not occurred by 11:59 p.m., New York City time, on December 24, 2021 (the “Termination Date”); provided, however, that if the SEC has not declared the Proxy Statement/Registration Statement effective on or prior to November 30, 2021, the Termination Date shall be automatically extended to February 24, 2022; provided, further, that the right to terminate the Merger Agreement will not be available to any Party whose material breach of any provision of therein caused or resulted in the failure of the First Merger to be consummated by such time;

●	by either ION or Innovid, if a governmental entity has issued an order or decree or has taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions, including the Mergers, which order, decree or other action is final and nonappealable;

●	by either ION or Innovid, if, ION fails to obtain the ION Shareholder Approval upon vote taken thereon at the ION shareholder meeting (or at a meeting of its shareholders following any adjournment or postponement thereof);

●	by Innovid, if ION has breached or failed to perform any of its covenants or representations and warranties or other agreements contained in the Merger Agreement in any material respect and has not cured such breach within the time periods provided for in the Merger Agreement;

●	by ION, if Innovid has breached or failed to perform any of its covenants or representations and warranties or other agreements contained in the Merger Agreement in any material respect and has not cured such breach within the time periods provided for in the Merger Agreement; or

●	by ION, by written notice to Innovid, if the Innovid Stockholder Approval has not have been obtained within five (5) Business Days after the Registration Statement Effective Date, except that ION will have no right to terminate at any time following the delivery to ION or its representatives on its behalf of the Innovid Stockholder Approval, even if the Innovid Stockholder Approval is delivered following such five (5) Business Days period after the Registration Statement Effective Date.

A copy of the Merger Agreement will be filed by amendment on Form 8-K/A to this Current Report on Form 8-K (this “Current Report”) within four (4) business days of the date hereof as Exhibit 2.1, and the foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement will be filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ION’s public disclosures.

Investor Rights Agreement

The Merger Agreement contemplates that, at the closing, certain ION equityholders and certain Innovid equityholders (collectively “Holders”) will enter into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which, among other things, the Company will agree to indemnify ION Holdings 2, LP (the “Sponsor”) and certain Sponsor related persons from certain liabilities arising out of the Sponsor’s control, management, and the business of ION or services provided to ION prior to the signing of the Investor Rights Agreement and any liabilities incurred in connection with any Transaction agreement, including the Merger Agreement, related to the Business Combination subject to certain limitations.

Pursuant to the Investors Rights Agreement the Company also agrees it will file a registration statement within 30 days of the Effective Time to register for resale under the Securities Act of (a) any outstanding Company Common Stock or warrants to purchase Company Common Stock (including any Company Common Stock issued or issuable upon the exercise of any such warrant) held by a Holder immediately following the closing (including Company Common Stock distributable pursuant to the Merger Agreement), (b) any Company Common Stock that may be acquired by Holders upon the exercise of a warrant or other right to acquire Company Common Stock held by a Holder immediately following the closing or (c) any Company Common Stock or warrants to purchase Company Common Stock (including any Company Common Stock issued or issuable upon the exercise of any such warrant) of the Company owned by a Holder or otherwise acquired following the date of the Investor Rights Agreement. The Investor Rights Agreement also permits underwritten takedowns and provides for customary “piggyback” registration rights.

The rights granted under the Investors’ Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Innovid securities or ION securities, and all such prior agreements shall be terminated.

The foregoing description of the Investors’ Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investors’ Rights Agreement, a form of which is attached as Exhibit F to the Merger Agreement.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, ION, Innovid, the Sponsor, and certain members of the board of directors and management team of ION (the “Insiders”) have entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor and each Insider has agreed, among other things, to: (i) vote all ION Class A shares, ION Class B shares and any other equity securities of ION (all such shares “Covered Shares”) that it owns, in favor of the Business Combination and related proposals, (ii) appear at an ION shareholder meeting to establish a quorum for the purpose of approving the ION transaction proposals; (iii) vote (or execute and return an action by written consent) in favor of the ION transaction proposals; (iv) vote all Covered Shares in favor of the ION transaction proposals, including the approval of the Business Combination and the other Transactions; (v) vote all Covered Shares against (A) any other business combination transaction other than the Business Combination contemplated by the Merger Agreement or any other action that would reasonably be expected to (1) materially frustrate the purposes of the Transactions (including consummation thereof) or adversely affect, impede, or delay the Transactions, (2) result in a breach of any covenant, representation, or warranty of ION under the Merger Agreement or cause any of the conditions to Closing set forth in the Merger Agreement to not be fulfilled, or (3) result in a breach of any covenant, representation, or warranty of the Sponsor or the Insiders under the Sponsor Support Agreement and (B) any change in business, management or board of directors of ION or any recapitalization, reorganization, liquidation or winding up of ION (other than in connection with the Business Combination); and (vi) not redeem any Covered Shares in connection with the ION Shareholder Approval.

The Sponsor Support Agreement also provides that the Private Placement Warrants held by the Sponsor after the Closing will be locked-up until 30 days after the date of the Closing. Additionally, the Sponsor Support Agreement provides that ION Class A Shares, ION Class B Shares or other equity securities of ION held by the Sponsor and the Insiders after the Closing will be locked-up until the earlier of (i) the one year anniversary of the Closing date, (ii) the date on which the volume-weighted average price of shares of the Company equals or exceeds $12.00 per share for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred fifty (150) days following the Closing, or (iii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company shareholders having the right to exchange their shares of the Company for cash, securities or other property (the earlier of (i), (ii), and (iii), the “Lock-Up Termination Date”). Further, ION, the Sponsor, and the Insiders have agreed to use reasonable best efforts not to solicit or engage in discussions or negotiations or other agreement concerning any alternative business transaction (other than the Business Combination).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a form of which is attached as Exhibit D to the Merger Agreement.

Innovid Stockholder Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, Innovid, ION and certain Innovid stockholders entered into Company Stockholder Support Agreements (“Innovid Stockholder Support Agreements”), pursuant to which each of those Innovid stockholders have generally agreed, among other things, to: (i) vote all shares of Innovid Common Stock and Innovid Preferred Stock (all such shares “Covered Shares”) that it owns, in favor of the Business Combination, (ii) appear at an Innovid stockholder meeting to establish a quorum for the purpose of approving the transaction proposals; (iii) vote (or execute and return an action by written consent) in favor of the transaction proposals; (iv) vote all Covered Shares in favor of the transaction proposals, including the approval of the Merger and the other Transactions; (v) vote all Covered Shares against (A) any other business combination other than the Business Combination contemplated by the Merger Agreement or any other action or agreement that would reasonably be expected to (1) materially frustrate the purposes of or impede the Transactions (including consummation thereof) or adversely affect, impede, or delay the Transactions, or (2) result in a breach of any covenant, representation, or warranty of Innovid under the Merger Agreement or cause any of the conditions to Closing set forth in the Merger Agreement to not be fulfilled and (B) any change in business, management or board of directors of Innovid or any recapitalization, reorganization, liquidation or winding up of Innovid (other than in connection with the Business Combination); and (vi) not redeem any Covered Shares in connection with the Innovid Stockholder Approval. One of the Innovid Stockholder Support Agreements (the “Additional Stockholder Support Agreement”) further provides for (i) a limited right to terminate the agreement in the case of a material modification, amendment, or waiver of the Merger Agreement that reduces or alters the consideration payable to the applicable Innovid stockholder, violates the termination provisions in the Merger Agreement, is adverse to the applicable Innovid stockholder (or its Covered Shares) in an adverse and disproportionate manner relative to other Innovid stockholders (or the Covered Shares held by such other Innovid stockholders), or results in the consummation of the Mergers when the Minimum Cash Condition is not met; (ii) certain rights to receive an allocation schedule setting forth the consideration payable to the applicable Innovid stockholder (including a minimum amount of such consideration payable in the event of the consummation of the Mergers); (iii) restrictions on certain amendments to the Merger Agreement that has any of the effects described in the foregoing subclause (ii) as it relates to the applicable Innovid stockholder (or its Covered Shares); and (iv) rights to secondary sale amounts in favor of certain holders of Innovid Preferred Stock in accordance with a mutually agreed upon schedule based on the Available Closing Cash levels of ION.

The Innovid Stockholder Support Agreements also provide that the ION Domesticated Common Stock held by Innovid stockholders immediately following the First Effective Time will be locked-up for the earlier of (i) one hundred eighty (180) days following the Closing; or (ii) the Lock-Up Termination Date (as defined above) except that the Additional Stockholder Support Agreement provides for a lock-up period of one hundred eighty (180) days following the Closing. Further, Innovid and the Innovid stockholders parties to the Innovid Stockholder Support Agreements have generally agreed not to solicit or engage in discussions or negotiations or other agreement concerning any alternative business transaction (other than the Business Combination).

The foregoing descriptions of the Innovid Stockholder Support Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the applicable Innovid Stockholder Support Agreements, forms of which are attached as Exhibit C to the Merger Agreement.

Subscription Agreements

In connection with the of the Merger Agreement, ION entered into certain subscription agreements, each dated June 24, 2021 (the “Subscription Agreements”), with certain accredited and institutional investors, pursuant to which such investors have subscribed to purchase an aggregate of 15,000,000 shares of ION Class A Common Stock (together, the “Subscriptions”), for a purchase price of $10.00 per share, for an aggregate purchase price of $150,000,000, to be issued immediately prior to or substantially concurrently with the closing (the “PIPE Investment”). The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.

In addition, on June 24, 2021, ION agreed to terminate the previously disclosed ION forward purchase agreements dated January 26, 2021 (the “Forward Purchase Agreements”), between ION and a number of the forward purchase investors (the “FPA Subscribers”), pursuant to which the FPA Subscribers confirmed their intent to purchase, and ION agreed to sell to the FPA Subscribers, an aggregate of 5,0000,000 shares of ION Class A Common Stock for a purchase price of $10.00 per unit and an aggregate of $50 million.

Pursuant to the Subscription Agreements, ION agreed that, within 30 business days following the closing of the Business Combination, ION will file with the Securities and Exchange Commission (“SEC”) a registration statement registering the resale of the PIPE Shares and the New Class A Common Stock and (the “Registration Statement”), and will use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the SEC notifies ION that it will “review” the Registration Statement) following the closing and (ii) the 10th business day after the date ION is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review.

A copy of the form of the Subscription Agreement will be filed by amendment on Form 8-K/A to this Current Report within four (4) business days of the date hereof as Exhibit 10.1 and the foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Secondary Share Purchase Agreements

The Merger Agreement contemplates that, at the closing, ION (the “Buyer”) will purchase and one or more Company Stockholders (the “Sellers”) will sell in accordance with the share purchase agreement (the “Purchase and Sale Agreement”) an aggregate amount of shares determined by the Company and for an aggregate purchase price determined by the Company (“Secondary Sale Amount”). The Secondary Sale Amount will be determined by the Company based on the amount of cash ION has on hand at the closing for the transaction minus $150,000,000; provided, however if the amount equals or is less than $150,000,000, the Secondary Sale Amount shall equal zero. The closing of the Secondary Purchases is conditioned upon, among other things, the consummation of the transactions.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreements, a form of which is attached as Exhibit M to the Merger Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The description of the termination of the Forward Purchase Agreements set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of ION Class A Common Stock pursuant to the Subscription Agreements is incorporated by reference into this Item 3.02. The shares of ION Class A Common Stock to be issued in connection with the transactions contemplated by the Subscription Agreements will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On June 24, 2021, Innovid issued a press release announcing that it has executed the Merger Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is an investor presentation, dated May 2021, prepared by Innovid and ION regarding the Business Combination and presented in connection with the marketing of the PIPE Investment. A copy of the transcript of a pre-recorded investor presentation is furnished as Exhibit 99.3 hereto.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ION under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, ION intends to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission, which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of ION’s Class A common stock in connection with ION’s solicitation of proxies for the vote by ION’s stockholders with respect to the Business Combination and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of the securities of ION to be issued in the Business Combination. ION’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, ION and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to ION’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: ION Acquisition Corp 2 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620.

Participants in the Solicitation

ION and its directors and executive officers may be deemed participants in the solicitation of proxies from ION’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in ION is contained in ION’s registration statement on Form S-1, which was filed with the SEC on February 10, 2021 and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to ION Acquisition Corp 2 Ltd., 89 Medinat Hayehudim Street, Herzliya 4676672, Israel, Attention: Secretary, +972 (9) 970-3620. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Innovid and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ION in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Innovid’s and ION’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ION’s and Innovid’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside ION’s and Innovid’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of legal proceedings that have or may be instituted against ION and Innovid; (iii) the inability to complete the Business Combination, including due to failure to obtain the requisite approval of shareholders or other conditions to closing in the Merger Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to obtain or maintain the listing of the common stock of the post-acquisition company on The New York Stock Exchange following the Business Combination; (vi) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that ION, Innovid or the combined company may be adversely affected by other economic, business, competitive and/or factors such as the COVID-19 pandemic; and (xi) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in ION’s other filings with the SEC. ION cautions that the foregoing list of factors is not exclusive. ION cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ION does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 24, 2021
99.2	Investor Presentation, dated June 2021
99.3	Transcript of Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION ACQUISITION CORP 2 LTD.

By:	/s/ Anthony Reich
	Name:	Anthony Reich
	Title:	Chief Financial Officer
	Date:	June 24, 2021